Exhibit 99.2

Introduction to the Pro Forma Condensed Consolidated Financial Statements (unaudited)

On July 1, 2015, NiSource Inc. (“NiSource”) completed the separation of Columbia Pipeline Group, Inc. (“CPG”) (NYSE: CPGX) to NiSource stockholders (the “Separation”). CPG is a Delaware corporation formed by NiSource to own, operate and develop a portfolio of pipelines, storage and related midstream assets. The Separation was completed through a special stock dividend, which consisted of a distribution of one share of CPG common stock for every one share of NiSource common stock.

The Pro Forma Condensed Consolidated Financial Statements (unaudited) of NiSource have been derived from its historical consolidated financial statements and should be read in conjunction with the consolidated financial statements and notes thereto included in NiSource’s Annual Report on Form 10-K for the year ended December 31, 2014, and NiSource’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015. The Pro Forma Condensed Consolidated Financial Statements (unaudited) are being presented to give effect to the Separation. Effective with the filing of NiSource’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2015, CPG will be reported as discontinued operations.

The Pro Forma Condensed Consolidated Balance Sheet (unaudited) assumes the Separation occurred on March 31, 2015. The Pro Forma Condensed Consolidated Income Statements (unaudited) assume the Separation occurred on January 1, 2012. These pro forma financial statements are for illustrative purposes only and do not reflect what NiSource’s financial position and results of operations would have been had the Separation occurred on the dates indicated above and are not necessarily indicative of NiSource’s future financial position and future results of operations. The pro forma adjustments are based on available information and certain assumptions management believes are factually supportable and are expected to have a continuing impact on NiSource’s results of operations. The actual adjustments that would have been made had the Separation occurred on the dates indicated above may have differed from the pro forma adjustments.

The adjustments to reflect the Separation of CPG include:

•	CPG’s issuance of $2,750.0 million of debt securities and subsequent cash payment to NiSource of $2,528.0 million from net proceeds.

•	Repayment of approximately $2,256.5 million of long-term debt, the loss on extinguishment of debt and the elimination of interest expense and other financing costs.

•	Separation of CPG through a distribution to NiSource stockholders of all of the outstanding shares of common stock of CPG.

•	Reclassification of cost of gas from natural gas storage and transportation provided by CPG to NiSource affiliates, previously eliminated in consolidation, as third-party transactions as such services will continue after the Separation.

•	Adjustments for one-time costs incurred in the Separation.

•	Reclassification of affiliated payable balances as non-affiliate.

•	Adjustments of tax balances to reflect the Separation.

Refer to the Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited) for further information on significant pro forma adjustments and assumptions.

NiSource Inc. and Subsidiaries

Pro Forma Condensed Consolidated Balance Sheet (unaudited)

March 31, 2015

(in millions)	NiSource Historical	CPG Notes Offering (a)	NiSource Debt Retirement (b)	Separation of CPG (c)	Pro Forma Adjustments	NiSource Pro Forma
ASSETS
Property, Plant and Equipment
Utility plant	$25,593.9	$—	$—	$(8,121.6)	$—	$17,472.3
Accumulated depreciation and amortization	(9,686.7)	—	—	3,006.7	—	(6,680.0)

Net utility plant	15,907.2	—	—	(5,114.9)	—	10,792.3

Other property, at cost, less accumulated depreciation	376.2	—	—	—	—	376.2

Net Property, Plant and Equipment	16,283.4	—	—	(5,114.9)	—	11,168.5

Investments and Other Assets
Unconsolidated affiliates	447.9	—	—	(440.3)	—	7.6
Other investments	208.7	—	—	(2.6)	—	206.1

Total Investments and Other Assets	656.6	—	—	(442.9)	—	213.7

Current Assets
Cash and cash equivalents	42.0	2,721.0	(2,358.0)	(200.3)	—	204.7
Restricted cash	21.6	—	—	—	—	21.6
Accounts receivable	1,152.0	—	—	(125.3)	—	1,026.7
Gas inventory	134.4	—	—	—	—	134.4
Underrecovered gas and fuel costs	25.5	—	—	—	—	25.5
Materials and supplies, at average cost	109.0	—	—	(25.2)	—	83.8
Electric production fuel, at average cost	75.5	—	—	—	—	75.5
Exchange gas receivable	77.0	—	—	(28.2)	—	48.8
Regulatory assets	159.5	—	—	(7.7)	—	151.8
Deferred income taxes	277.2	—	—	(49.2)	—	228.0
Prepayments and other	187.3	—	—	(60.8)	—	126.5

Total Current Assets	2,261.0	2,721.0	(2,358.0)	(496.7)	—	2,127.3

Other Assets
Regulatory assets	1,683.2	—	—	(148.4)	—	1,534.8
Goodwill	3,666.2	—	—	(1,975.5)	—	1,690.7
Intangible assets	261.9	—	—	—	—	261.9
Deferred charges and other	86.6	25.0	(2.3)	(40.4)	—	68.9

Total Other Assets	5,697.9	25.0	(2.3)	(2,164.3)	—	3,556.3

Total Assets	$24,898.9	$2,746.0	$(2,360.3)	$(8,218.8)	$—	$17,065.8

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited).

NiSource Inc. and Subsidiaries

Pro Forma Condensed Consolidated Balance Sheet (unaudited)

March 31, 2015

(Continued)

(in millions, except share amounts)	NiSource Historical	CPG Notes Offering (a)	NiSource Debt Retirement (b)	Separation of CPG (c)	Pro Forma Adjustments		NiSource Pro Forma
CAPITALIZATION AND LIABILITIES
Capitalization
NiSource Common Stockholders’ Equity
Common stock - $0.01 par value, 400,000,000 shares authorized; 317,281,405 shares outstanding	$3.2	$—	$—	$—	$—		$3.2
Additional paid-in capital	5,048.4	—	—	—	—		5,048.4
Retained earnings	1,597.5	—	(58.3)	(2,550.9)	3.7	(e)	(1,022.1)
					(14.1	) (g)
Accumulated other comprehensive loss	(46.6)	—	—	25.1	—		(21.5)
Treasury stock	(79.0)	—	—	—	—		(79.0)

Total NiSource Common Stockholders’ Equity	6,523.5	—	(58.3)	(2,525.8)	(10.4)		3,929.0
Noncontrolling interest in consolidated subsidiaries	946.2	—	—	(946.2)	—		—

Total Equity	7,469.7	—	(58.3)	(3,472.0)	(10.4)		3,929.0
Long-term debt, excluding amounts due within one year	7,957.9	2,746.0	(1,823.7)	(2,746.0)	—		6,134.2

Total Capitalization	15,427.6	2,746.0	(1,882.0)	(6,218.0)	(10.4)		10,063.2

Current Liabilities
Current portion of long-term debt	462.7	—	(431.5)	—	—		31.2
Short-term borrowings	314.0	—	—	—	—		314.0
Accounts payable	563.9	—	—	(44.2)	14.1	(g)	533.8
Dividends payable	82.4	—	—	—	—		82.4
Customer deposits and credits	172.6	—	—	(14.0)	—		158.6
Taxes accrued	287.1	—	(38.9)	(96.5)	—		151.7
Interest accrued	81.4	—	(7.9)	—	—		73.5
Overrecovered gas and fuel costs	172.3	—	—	—	—		172.3
Exchange gas payable	65.8	—	—	(28.0)	—		37.8
Deferred revenue	25.5	—	—	(22.4)	—		3.1
Regulatory liabilities	102.0	—	—	(9.6)	—		92.4
Accrued capital expenditures	80.3	—	—	(80.3)	—		—
Accrued liability for postretirement and postemployment benefits	5.9	—	—	—	—		5.9
Legal and environmental	25.4	—	—	(0.7)	—		24.7
Other accruals	317.1	—	—	(57.3)	(3.7	) (e)	256.1

Total Current Liabilities	2,758.4	—	(478.3)	(353.0)	10.4		1,937.5

Other Liabilities and Deferred Credits
Deferred income taxes	3,803.5	—	—	(1,284.6)	—		2,518.9
Deferred investment tax credits	16.7	—	—	—	—		16.7
Deferred credits	105.5	—	—	—	—		105.5
Accrued liability for postretirement and postemployment benefits	653.7	—	—	57.4	—		711.1
Regulatory liabilities	1,678.6	—	—	(299.0)	—		1,379.6
Asset retirement obligations	160.9	—	—	(23.5)	—		137.4
Other noncurrent liabilities	294.0	—	—	(98.1)	—		195.9

Total Other Liabilities and Deferred Credits	6,712.9	—	—	(1,647.8)	—		5,065.1

Commitments and Contingencies	—	—	—	—	—		—

Total Capitalization and Liabilities	$24,898.9	$2,746.0	$(2,360.3)	$(8,218.8)	$—		$17,065.8

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited).

NiSource Inc. and Subsidiaries

Pro Forma Condensed Consolidated Income Statement (unaudited)

Three Months Ended March 31, 2015

(in millions, except per share amounts)	NiSource Historical	Separation of CPG (c)	Pro Forma Adjustments		NiSource Pro Forma
Net Revenues
Gas Distribution	$1,080.7	$—	$—		$1,080.7
Gas Transportation and Storage	628.0	(258.7)	—		369.3
Electric	394.7	—	—		394.7
Other	46.3	(39.1)	—		7.2

Gross Revenues	2,149.7	(297.8)	—		1,851.9
Cost of Sales (excluding depreciation and amortization)	806.0	(0.1)	42.2	(d)	848.1

Total Net Revenues	1,343.7	(297.7)	(42.2)		1,003.8

Operating Expenses
Operation and maintenance	574.1	(118.4)	(20.5	) (e)	435.2
Depreciation and amortization	157.5	(32.5)	—		125.0
Gain on sale of assets, net	(5.0)	5.3	—		0.3
Other taxes	102.4	(19.1)	—		83.3

Total Operating Expenses	829.0	(164.7)	(20.5)		643.8

Equity Earnings in Unconsolidated Affiliates	15.4	(15.4)	—		—

Operating Income	530.1	(148.4)	(21.7)		360.0

Other Income (Deductions)
Interest expense, net	(111.0)	(1.2)	32.9	(b)	(79.3)
Other, net	7.1	(4.6)	—		2.5

Total Other Deductions	(103.9)	(5.8)	32.9		(76.8)

Income from Continuing Operations before Income Taxes	426.2	(154.2)	11.2		283.2
Income Taxes	150.9	(54.0)	4.5	(f)	101.4

Income from Continuing Operations	275.3	(100.2)	6.7		181.8

Less: Income attributable to noncontrolling interest	6.9	(6.9)	—		—

Income attributable to NiSource	$268.4	$(93.3)	$6.7		$181.8

Income from continuing operations per share:
Basic	$0.85				$0.57
Diluted	$0.85				$0.57
Average common shares outstanding
Basic	316.6				316.6
Diluted	317.4				317.4

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited).

NiSource Inc. and Subsidiaries

Pro Forma Condensed Consolidated Income Statement (unaudited)

Three Months Ended March 31, 2014

(in millions, except per share amounts)	NiSource Historical	Separation of CPG (c)	Pro Forma Adjustments		NiSource Pro Forma
Net Revenues
Gas Distribution	$1,215.0	$—	$—		$1,215.0
Gas Transportation and Storage	578.5	(230.0)	—		348.5
Electric	450.0	—	—		450.0
Other	77.0	(73.6)	—		3.4

Gross Revenues	2,320.5	(303.6)	—		2,016.9
Cost of Sales (excluding depreciation and amortization)	1,061.3	(0.1)	42.1	(d)	1,103.3

Total Net Revenues	1,259.2	(303.5)	(42.1)		913.6

Operating Expenses
Operation and maintenance	501.2	(137.2)	—		364.0
Depreciation and amortization	148.7	(29.8)	—		118.9
Gain on sale of assets, net	(15.7)	17.5	—		1.8
Other taxes	101.1	(18.5)	—		82.6

Total Operating Expenses	735.3	(168.0)	—		567.3

Equity Earnings in Unconsolidated Affiliates	9.8	(9.8)	—		—

Operating Income	533.7	(145.3)	(42.1)		346.3

Other Income (Deductions)
Interest expense, net	(109.1)	(1.5)	32.9	(b)	(77.7)
Other, net	4.5	(1.9)	—		2.6

Total Other Deductions	(104.6)	(3.4)	32.9		(75.1)

Income from Continuing Operations before Income Taxes	429.1	(148.7)	(9.2)		271.2
Income Taxes	162.7	(55.8)	(3.7	) (f)	103.2

Income from Continuing Operations	$266.4	$(92.9)	$(5.5)		$168.0

Income from continuing operations per share:
Basic	$0.85				$0.53
Diluted	$0.85				$0.53
Average common shares outstanding
Basic	314.2				314.2
Diluted	315.1				315.1

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited).

NiSource Inc. and Subsidiaries

Pro Forma Condensed Consolidated Income Statement (unaudited)

Year Ended December 31, 2014

(in millions, except per share amounts)	NiSource Historical	Separation of CPG (c)	Pro Forma Adjustments		NiSource Pro Forma
Net Revenues
Gas Distribution	$2,597.8	$—	$—		$2,597.8
Gas Transportation and Storage	1,872.7	(885.2)	—		987.5
Electric	1,672.0	—	—		1,672.0
Other	328.1	(314.2)	—		13.9

Gross Revenues	6,470.6	(1,199.4)	—		5,271.2
Cost of Sales (excluding depreciation and amortization)	2,224.2	(0.3)	146.4	(d)	2,370.3

Total Net Revenues	4,246.4	(1,199.1)	(146.4)		2,900.9

Operating Expenses
Operation and maintenance	2,136.3	(628.4)	(19.2	) (e)	1,488.7
Depreciation and amortization	605.5	(118.8)	—		486.7
Gain on sale of assets, net	(31.5)	34.5	—		3.0
Other taxes	320.3	(67.1)	—		253.2

Total Operating Expenses	3,030.6	(779.8)	(19.2)		2,231.6

Equity Earnings in Unconsolidated Affiliates	46.6	(46.6)	—		—

Operating Income	1,262.4	(465.9)	(127.2)		669.3

Other Income (Deductions)
Interest expense, net	(443.6)	(5.9)	131.6	(b)	(317.9)
Other, net	22.3	(8.8)	—		13.5

Total Other Deductions	(421.3)	(14.7)	131.6		(304.4)

Income from Continuing Operations before Income Taxes	841.1	(480.6)	4.4		364.9
Income Taxes	310.4	(186.6)	1.8	(f)	125.6

Income from Continuing Operations	$530.7	$(294.0)	$2.6		$239.3

Income from continuing operations per share:
Basic	$1.68				$0.76
Diluted	$1.67				$0.76
Average common shares outstanding
Basic	315.1				315.1
Diluted	316.6				316.6

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited).

NiSource Inc. and Subsidiaries

Pro Forma Condensed Consolidated Income Statement (unaudited)

Year Ended December 31, 2013

(in millions, except per share amounts)	NiSource Historical	Separation of CPG (c)	Pro Forma Adjustments		NiSource Pro Forma
Net Revenues
Gas Distribution	$2,226.3	$—	$—		$2,226.3
Gas Transportation and Storage	1,643.2	(823.2)	—		820.0
Electric	1,563.4	—	—		1,563.4
Other	224.4	(210.0)	—		14.4

Gross Revenues	5,657.3	(1,033.2)	—		4,624.1
Cost of Sales (excluding depreciation and amortization)	1,815.5	(0.4)	147.9	(d)	1,963.0

Total Net Revenues	3,841.8	(1,032.8)	(147.9)		2,661.1

Operating Expenses
Operation and maintenance	1,873.9	(509.0)	—		1,364.9
Depreciation and amortization	577.3	(107.0)	—		470.3
Gain on sale of assets, net	(17.5)	18.6	—		1.1
Other taxes	300.6	(62.2)	—		238.4

Total Operating Expenses	2,734.3	(659.6)	—		2,074.7

Equity Earnings in Unconsolidated Affiliates	35.9	(35.9)	—		—

Operating Income	1,143.4	(409.1)	(147.9)		586.4

Other Income (Deductions)
Interest expense, net	(414.8)	(6.2)	131.6	(b)	(289.4)
Other, net	24.2	(17.9)	—		6.3

Total Other Deductions	(390.6)	(24.1)	131.6		(283.1)

Income from Continuing Operations before Income Taxes	752.8	(433.2)	(16.3)		303.3
Income Taxes	261.9	(152.5)	(6.5	) (f)	102.9

Income from Continuing Operations	$490.9	$(280.7)	$(9.8)		$200.4

Income from continuing operations per share:
Basic	$1.57				$0.64
Diluted	$1.57				$0.64
Average common shares outstanding
Basic	312.4				312.4
Diluted	313.6				313.6

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited).

NiSource Inc. and Subsidiaries

Pro Forma Condensed Consolidated Income Statement (unaudited)

Year Ended December 31, 2012

(in millions, except per share amounts)	NiSource Historical	Separation of CPG (c)	Pro Forma Adjustments		NiSource Pro Forma
Net Revenues
Gas Distribution	$1,959.8	$—	$—		$1,959.8
Gas Transportation and Storage	1,462.4	(770.0)	—		692.4
Electric	1,507.7	—	—		1,507.7
Other	101.0	(84.1)	—		16.9

Gross Revenues	5,030.9	(854.1)	—		4,176.8
Cost of Sales (excluding depreciation and amortization)	1,516.9	(1.1)	147.9	(d)	1,663.7

Total Net Revenues	3,514.0	(853.0)	(147.9)		2,513.1

Operating Expenses
Operation and maintenance	1,660.3	(375.9)	—		1,284.4
Depreciation and amortization	561.9	(99.4)	—		462.5
Gain on sale of assets, net	(3.8)	0.6	—		(3.2)
Other taxes	287.7	(59.2)	—		228.5

Total Operating Expenses	2,506.1	(533.9)	—		1,972.2

Equity Earnings in Unconsolidated Affiliates	32.2	(32.2)	—		—

Operating Income	1,040.1	(351.3)	(147.9)		540.9

Other Income (Deductions)
Interest expense, net	(418.3)	(9.5)	131.6	(b)	(296.2)
Other, net	1.7	(2.1)	—		(0.4)

Total Other Deductions	(416.6)	(11.6)	131.6		(296.6)

Income from Continuing Operations before Income Taxes	623.5	(362.9)	(16.3)		244.3
Income Taxes	214.7	(138.3)	(6.5	) (f)	69.9

Income from Continuing Operations	$408.8	$(224.6)	$(9.8)		$174.4

Income from continuing operations per share:
Basic	$1.40				$0.60
Diluted	$1.36				$0.58
Average common shares outstanding
Basic	291.9				291.9
Diluted	300.4				300.4

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited).

NiSource Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Financing Adjustments

(a) In May 2015, Columbia Pipeline Group, Inc. (“CPG”) completed the issuance of $2,750 million of senior notes. CPG received approximately $2,721.0 million from the offering net of issuance costs and discounts. CPG made a cash payment to NiSource Inc. (“NiSource”) of approximately $2,528.0 million from the proceeds of the offering. Proceeds from the cash payment from CPG to NiSource were used by NiSource for debt retirement.

(b) Represents the elimination of interest expense and other financing costs related to approximately $2,256.5 million of debt retired post-Separation at NiSource. Interest expense was calculated using NiSource’s weighted average rate of long-term debt.

In May 2015, NiSource settled its two bank term loans in the amount of $1,075.0 million and executed a tender offer for $750.0 million of its 5.250% Notes due 2017, 6.400% Notes due 2018 and 4.450% Notes due 2021. Additionally, NiSource anticipates using the cash proceeds to repay $230.0 million of private placement debt maturing in November 2015 and $201.5 million of senior unsecured debt due to mature in March 2016. In conjunction with the retired debt, NiSource paid premiums of $91.7 million, accrued interest of $7.9 million, and recognized charges of $2.3 million, $1.9 million and $1.3 million related to the write-off of unamortized debt issuance costs, dealer manager fees and unamortized discount, respectively. The impact of these charges within retained earnings reflects the application of a blended statutory tax rate of 40 percent.

Distribution Adjustments

(c) On July 1, 2015, NiSource completed the Separation. Amounts presented are the adjustments to remove the historical balances and results of operations for the natural gas pipeline and related businesses from NiSource’s consolidated financial statements. Balances are net of affiliated transactions.

Other Pro Forma Adjustments

(d) Represents the reclassification of cost of gas from natural gas storage and transportation provided by CPG to NiSource affiliates, previously eliminated in consolidation, as third-party transactions. Such services are expected to continue after the Separation.

(e) Reflects adjustments for one-time costs incurred in the Separation. These costs have been eliminated from the income statement as the charges are nonrecurring. Charges accrued have been included as an adjustment in the balance sheet. We expect to incur additional charges after the Separation; however, such amounts have not been included as pro forma adjustments as the amounts are not objectively determinable or factually supportable.

(f) Represents the tax effect of the pro forma adjustments to income using a blended statutory rate of 40 percent for all periods.

(g) Reclassification of affiliated payable balances with CPG to non-affiliated.

Following the Separation, we anticipate changes to operating expenses associated with shared corporate services functions. No pro forma adjustments have been made for these expenses as an estimate of the changes to these expenses is not objectively determinable.

In connection with the Separation, we entered into the Separation and Distribution Agreement and several other agreements with CPG to effect the Separation and provide a framework for our relationship with CPG after the distribution. These other agreements include:

•	Transition Services Agreements;

•	Tax Allocation Agreement; and

•	Employee Matters Agreement.

No adjustments have been made related to these agreements as any such adjustments would be considered not objectively determinable or, for income statement purposes, nonrecurring in nature.